UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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VOYA PARTNERS, INC.

(Name of Registrant as Specified in Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
Voya Global Insights Portfolio
(formerly, VY® Invesco Global Portfolio)
(a series of Voya Partners, Inc.)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Global Insights Portfolio (the “Portfolio”), a series of Voya Partners, Inc. (the “Registrant”). The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (the “Investment Adviser”) reviews and evaluates the Registrant’s sub-advisers on an ongoing basis.
At a meeting held on September 21, 2023, the Board of Directors of the Registrant (the “Board”) approved the selection of Voya Investment Management Co. LLC (the “New Sub-Adviser”) pursuant to a sub-advisory agreement effective at the close of business on November 28, 2023 to replace Invesco Advisers, Inc., the prior sub-adviser to the Portfolio, and related changes to the Portfolio’s name, principal investment strategies, primary benchmark, and portfolio managers. A prospectus supplement describing these and other changes was mailed to shareholders on or about October 4, 2023.
The appointment of the New Sub-Adviser as the Portfolio’s sub-adviser was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Registrant permitting the Investment Adviser to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Portfolio will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until May 5, 2024. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than February 5, 2025.

INFORMATION STATEMENT
February 5, 2024
Voya Global Insights Portfolio
(formerly, VY® Invesco Global Portfolio)
(A series of Voya Partners, Inc.)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
Voya Global Insights Portfolio is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Global Insights Portfolio (formerly, VY® Invesco Global Portfolio) (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Partners, Inc. (the “Registrant”). This Information Statement will be provided on or about February 5, 2024 to shareholders of record as of the close of business on November 28, 2023 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on September 21, 2023, the Board of Directors of the Registrant (the “Board”) approved the following changes with respect to the Portfolio: (i) the removal of Invesco Advisers, Inc. (“Invesco”) as the sub-adviser to the Portfolio, effective at the close of business on November 28, 2023; (ii) the appointment of Voya Investment Management Co. LLC (“Voya IM” or the “New Sub-Adviser”) as the sub-adviser to the Portfolio, pursuant to a sub-advisory agreement, effective at the close of business on November 28, 2023 (the “New Sub-Advisory Agreement”); and (iii) related changes to the Portfolio’s name, principal investment strategies, primary benchmark, and portfolio managers, effective at the close of business on November 28, 2023. A prospectus supplement describing these and other changes was mailed to shareholders on or about October 4, 2023.
The Portfolio and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective at the close of business on November 28, 2023, Voya IM became the sub-adviser to the Portfolio. Please see Appendix A for a listing of the names, address, and the principal occupations of the principal executive officers of the New Sub-Adviser.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 230 Park Avenue, New York, New York, 10169. As of September 30, 2023, Voya IM managed approximately $312 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Sub-Adviser	Fund	Recent Professional Experience
Joseph Kim, CFA	Voya IM	Voya Global Insights Portfolio
Mr. Kim, Research Analyst and Portfolio Manager,
joined Voya IM as part of Voya’s acquisition of Allianz
Global Investors U.S., where he was an analyst and
vice president with research responsibilities for the
U.S. small-mid cap team. Prior to joining Allianz
Global Investors U.S., he was a research associate
at Artisan Partners covering the global industrials
sector. Prior to that, Mr. Kim was an equity research
associate and strategist at Deutsche Bank covering
various consumer discretionary and materials
sub-sectors.

Mark Phanitsiri, CFA	Voya IM	Voya Global Insights Portfolio
Mr. Phanitsiri, Portfolio Manager, joined Voya IM as
part of Voya's acquisition of Allianz Global Investors
U.S., where he was a portfolio manager and director
with portfolio management and research
responsibilities for the U.S. small- and mid-cap
growth team. He also served as a member of the
global insights portfolio management team. Prior to
joining Allianz Global Investors U.S., Mr. Phanitsiri
served as a technology research analyst and worked
on private and public equity investments at
Sageview Capital and Thomas Bravo Equity Partners.

Who was the former sub-adviser?
Invesco acted as the sub-adviser to the Portfolio until the close of business on November 28, 2023 pursuant to a sub-advisory agreement, effective May 24, 2019 (the “Prior Sub-Advisory Agreement”).
Invesco is a registered investment adviser and is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco’s principal business address is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. As of December 31, 2022, Invesco had approximately $1.4 trillion in assets under management.

How did this change affect the management of the Portfolio?
From the open of business on November 29, 2023 through the close of business on December 15, 2023, the Portfolio entered a transition period during which time the Portfolio’s assets managed by Invesco were allocated to Voya IM. As of the close of business on November 28, 2023, Messrs. Kim and Phanitsiri of Voya IM became portfolio managers for the Portfolio.
Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?
As described in the supplement to the Portfolio’s prospectus dated October 4, 2023, changes have been made to the Portfolio’s name and principal investment strategies in connection with the appointment of Voya IM as a sub-adviser to the Portfolio. These changes to the Portfolio’s name and principal investment strategies became effective at the close of business November 28, 2023. There were no changes made to the Portfolio’s investment objective.
The following chart compares the Portfolio’s prior principal investment strategies to the current principal investment strategies effective at the close of business November 28, 2023.

	Prior Strategies	Current Strategies
Investment Strategies
Under normal market conditions, the Portfolio invests
mainly in common stocks of the U.S. and foreign (non-U.S.)
companies. The Portfolio can invest without limit in foreign
(non-U.S.) securities and can invest in any country,
including countries with developing or emerging markets.
However, the Portfolio currently emphasizes investments
in developed markets such as the U.S., Western European
countries and Japan. The Portfolio does not limit its
investments to companies in a particular capitalization
range, but currently focuses its investments in mid- and
large-capitalization companies.
The Portfolio is not required to allocate its investments
in any set percentages in any particular country. The
Portfolio normally will invest in at least three countries
(one of which may be the U.S.). In selecting securities
for the Portfolio, the sub-adviser (the “Sub-Adviser”) looks primarily for foreign (non-U.S.) and U.S. companies with
high growth potential. The Sub-Adviser uses fundamental
analysis of a company’s financial statements,
management structure, operations and product
development, and considers factors affecting the industry
of which the issuer is a part.
The foreign (non-U.S.) securities the Portfolio can buy
include stocks and other equity securities of companies
organized under the laws of a foreign (non-U.S.) country,
or companies that have a substantial portion of their
operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments,
or sales outside the U.S. Foreign (non-U.S.) securities
include securities traded primarily on foreign (non-U.S.)
securities exchanges, or in the foreign (non-U.S.)
over-the-counter (“OTC”) market. The Portfolio may
purchase American Depository Shares as part of American
Depository Receipt issuances, which are negotiable
certificates traded on a U.S. exchange issued by a U.S.
bank representing a specified number of shares in a
foreign (non-U.S.) stock.
The Portfolio may invest in real estate-related securities
including real estate investment trusts (“REITs”).
The Portfolio’s investments include common stocks of
foreign (non-U.S.) and domestic companies that the
Sub-Adviser believes have growth potential. Growth
companies can be new or established companies that
may be developing new products or services that have
relatively favorable prospects, or that are expanding into
new and growing markets. Growth companies may be
applying new technology, new or improved distribution
techniques, or developing new services that might enable
them to capture a dominant or important market position.
Growth companies tend to retain a large part of their
earnings and therefore, do not tend to emphasize paying
dividends and may not pay dividends for some time.
They are selected because the Sub-Adviser believes the
price of their stock will increase over the long term.
The Portfolio may also invest in other equity instruments
such as preferred stocks, warrants, and securities
convertible into common stocks. In addition, the Portfolio
may invest in derivative instruments, including options,
futures, and forward foreign currency exchange contracts.
The Portfolio can buy and sell hedging instruments
(forward contracts, futures, forward foreign currency
exchange contracts, and put and call options). Derivatives
may allow the Portfolio to increase or decrease its
exposure to certain markets or risk. The Portfolio may
use derivatives to seek to increase its investment return
or for hedging purposes against certain market risks.
The Portfolio can also buy fixed-income instruments.

Under normal market conditions, the Portfolio invests
mainly in common stocks of U.S. and foreign (non-U.S.)
companies and normally will invest in at least three
countries. The Portfolio is not required to allocate any
set percentage of its investments in any particular country
and can invest, without limit, in foreign (non-U.S.) securities of any country, including countries with developing or
emerging markets. Countries with developing and emerging
markets include most countries in the world except
Australia, Canada, Japan, New Zealand, Hong Kong, the
United Kingdom, the United States, and most of the
countries of western Europe. The Portfolio may, from
time to time, emphasize investments in developed
markets. While the Portfolio does not limit its investments
to companies in a particular market capitalization range,
it generally focuses its investments in mid- and
large-capitalization companies, though it may also
selectively invest in small-capitalization companies.
Foreign (non-U.S.) companies include, but are not limited
to, companies: (i) organized under the laws of a foreign
(non-U.S.) country; (ii) that have a substantial portion
of their operations or assets abroad; (iii) that derive a
substantial portion of their revenue or profits from
businesses, investments, or sales outside of the U.S.;
or (iv) whose securities trade primarily on foreign (non-U.S.)
securities exchanges, or in the foreign (non-U.S.)
over-the-counter market. The Portfolio also may purchase
American Depository Shares as part of American
Depository Receipt issuances by foreign (non-U.S.)
companies.
The Portfolio may invest in real estate-related securities,
including real estate investment trusts (“REITs”).
In selecting securities for the Portfolio, the sub-adviser
(the “Sub-Adviser”) looks primarily for U.S. and foreign
(non-U.S.) companies that the Sub-Adviser believes can
outperform the broader market, including those with
growth, core, and value characteristics. The Sub-Adviser
uses fundamental analysis of a company’s financial
statements, management structure, operations and
product development, and considers factors affecting
the industry of which the issuer is a part. The Sub-Adviser
aims to exploit market inefficiencies via an investment
process that seeks to identify unrecognized change at
the individual stock level and allows the team flexibility
to pivot across style and market capitalization. The
investment process combines active, bottom-up stock
selection, within a macroeconomic and thematic
framework. The investment process begins with a two-part
idea generation process, seeking to discover stocks that
demonstrate unrecognized change, often via unrecognized
themes, unrecognized patterns, and unrecognized
mispositioning. In employing this investment process,
the Sub-Adviser first determines the focus area by utilizing key components, including a dashboard,
mosaic/ecosystem, and recurring patterns. The
Sub-Adviser then generates a list of potential investment
options by identifying stocks within the focus area and
leverages the Sub-Adviser’s broader investment platform.
Stocks that are deemed attractive as a result of this
first stage of the investment process are researched
further via traditional analysis, including, but not limited to, industry and product analysis, financial modeling,
top-down analysis, and interdisciplinary analogies. Through
this strategy, the Sub-Adviser can consider investment
opportunities across a universe of thousands of equities
in developed and developing and emerging markets.
The Sub-Adviser’s portfolio construction process blends

Prior Strategies	Current Strategies

The Portfolio normally does not intend to invest more
than 5% of its total assets in fixed-income instruments.
The allocation of the Portfolio’s investment portfolio among different investments will vary over time based upon
the Sub-Adviser’s evaluation of economic and market
trends. The Portfolio’s investment portfolio might not
always include all of the different types of investments
described in this Prospectus. The Sub-Adviser tries to
reduce risks by carefully researching securities before
they are purchased. The Portfolio attempts to reduce
its exposure to market risks by diversifying its investments.
Also, the Portfolio does not concentrate 25% or more
of its assets in any one industry. However, changes in
the overall market prices of securities and the income
they pay can occur at any time. In addition, from time
to time, the Portfolio may increase the relative emphasis
of its investments in a particular industry. The share
price of the Portfolio will change daily based on changes
in market prices of securities and market conditions
and in response to other economic events.
The Sub-Adviser primarily looks for quality companies,
regardless of domicile, that have sustainable growth.
The Sub-Adviser’s investment approach combines a
thematic approach to idea generation with bottom-up,
fundamental company analysis. The Sub-Adviser seeks
to identify secular changes in the world and looks for
pockets of durable change that it believes will drive global growth for the next decade. These large scale structural
themes are referred to collectively as MANTRA®: Mass
Affluence, New Technology, Restructuring, and Aging.
The Sub-Adviser does not target a fixed allocation with
regard to any particular theme, and may choose to focus
on various sub-themes within each theme. Within each
sub-theme, the Sub-Adviser employs fundamental company
analysis to select investments for the Portfolio. The
economic characteristics the Sub-Adviser seeks include
a combination of high return on invested capital, good
cash flow characteristics, high barriers to entry, dominant
market share, a strong competitive position, talented
management, and balance sheet strength that the
Sub-Adviser believes will enable the company to fund
its own growth. These criteria may vary. The Sub-Adviser
also considers how industry dynamics, market trends
and general economic conditions may affect a company’s
earnings outlook.
The Sub-Adviser has a long-term investment horizon of
typically three to five years. The Sub-Adviser also has
a contrarian buy discipline; it buys high quality companies
that fit its investment criteria when their valuations
underestimate their long-term earnings potential. For
example, a company’s stock price may dislocate from
its fundamental outlook due to a short-term earnings
glitch or negative, short-term market sentiment, which
can give rise to an investment opportunity. The Sub-Adviser
monitors individual issuers for changes in earnings
potential or other effects of changing market conditions
that may trigger a decision to sell a security, but do not
require a decision to do so.
At times, the Portfolio may seek to benefit from what
are considered to be “special situations,” such as
mergers, reorganizations, restructurings or other unusual
events that are expected to affect a particular issuer.
There is a risk that the anticipated change or event might
not occur, which could cause the price of the security
to fall, perhaps sharply. In that case, the investment
might not produce the expected gains or might cause
a loss. This is an aggressive investment technique that
may be considered speculative.

alpha and risk expectations with active bottom-up stock
selection to drive results. The Sub-Adviser seeks to
implement a nimble, creative approach to its fundamental
and valuation analysis to create stock price targets.
Individual stock price targets are developed for base,
upside, and downside cases and a risk-reward analysis
is constructed with an expected target range. The buy
and sell discipline is an active component of the
investment process, and individual stock price targets
are frequently adjusted as fundamentals change. Before
the final stocks are chosen for the portfolio, the team
actively incorporates a risk management tool that seeks
to act as a guardrail to limit the potential impact of factor tail risks on stocks identified through the bottom-up stock
selection process. The final portfolio typically holds 50
to 75 stocks resulting in a high conviction portfolio of
active, off-consensus stocks relative to the MSCI All
Country World Index.
The Portfolio’s investments will vary over time based
upon the Sub-Adviser’s evaluation of economic and market
trends. As such, the investment portfolio might not always
include all types of investments described in this
Prospectus, and the Sub-Adviser may increase or decrease
the relative emphasis of the Portfolio’s investments in
a particular industry. The Sub-Adviser attempts to reduce
risks by, among other things, researching investments
and diversifying the Portfolio’s investment portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and
considerations to determine whether any or all of those
factors or considerations might have a material effect
on the value, risks, or prospects of a company. Among
the factors considered, the Sub-Adviser typically expects
to take into account environmental, social, and governance
(“ESG”) factors. In considering ESG factors, the
Sub-Adviser intends to rely primarily on factors identified
through its proprietary empirical research and on third-party evaluations of a company’s ESG standing. ESG factors
will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to
which ESG factors will affect the Sub-Adviser’s decision
to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser has a medium-to-long-term investment
horizon of typically six months to five years. The Sub-Adviser may sell securities for a variety of reasons, such as to
secure gains, limit losses, or redeploy assets into
opportunities believed to be more promising, among
others.
The Portfolio may also invest in other equity instruments,
including, but not limited to, preferred stocks, warrants,
and securities convertible into common stocks. In addition,
the Portfolio may invest in derivative instruments, including, but not limited to, the following: forward contracts, futures, forward foreign currency exchange contracts, and put
and call options. The Portfolio may use derivative
instruments for a number of reasons, including, but not
limited to, the following: to increase or decrease exposure
to certain markets or risk, to seek to increase investment
return, or for hedging purposes. The Portfolio can also
buy debt instruments, but under normal market conditions,
does not intend to invest more than 5% of its total assets
in such instruments.
The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest
in other investment companies, including exchange-traded
funds (“ETFs”), to the extent permitted under the
Investment Company Act of 1940, as amended, and

Prior Strategies	Current Strategies

The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest
in other investment companies, including exchange-traded
funds (“ETFs”), to the extent permitted under the
Investment Company Act of 1940, as amended, and
the rules and regulations thereunder, and under the terms
of applicable no-action relief or exemptive orders granted
thereunder.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets
into opportunities believed to be more promising, among
others.
The Portfolio may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.

the rules and regulations thereunder, and under the terms
of applicable no-action relief or exemptive orders granted
thereunder.
The Portfolio may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.

What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?
In conjunction with the changes made to the principal investment strategies described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective at the close of business on November 28, 2023.
Risks	Prior Principal Risks	Current Principal Risks
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, there may be restrictions on investments in
Chinese companies. For example, on November 12, 2020, the President of the
United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Investment Adviser/Sub-Adviser otherwise believes is attractive, the
Portfolio may incur losses.
• Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the
Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the
People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a
U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
	✔	✔
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
	✔	✔
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with fixed-income instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Credit: The Portfolio could lose money if the issuer or guarantor of a fixed-income instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
	✔	✔
Currency: To the extent that the Portfolio invests directly or indirectly in foreign
(non-U.S.) currencies or in securities denominated in, or that trade in, foreign
(non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the
Portfolio through foreign currency exchange transactions.
	✔	✔
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the
Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
	✔	✔
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of
ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The
Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third party data that might be incorrect or based on incomplete or inaccurate information.
There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the
Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
✔
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign
(non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations.
Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
	✔	✔
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other fixed-income instruments; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rate. As of the date of this Prospectus, the U.S. is experiencing a rising market interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility.
Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
	✔	✔
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
✔
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
	✔	✔
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of fixed-income instruments. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
	✔	✔
Market Capitalization: Stocks fall into three broad market capitalization categories:
large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the
United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.
In March 2023, a number of U.S. domestic banks and foreign (non-U.S.) banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
	✔	✔
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
✔
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value.
You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Over-the-Counter Investments: OTC investment purchases, including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result, have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and, as such, may expose the Portfolio to counterparty risk.
	✔	✔
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation.
Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
✔
Prepayment and Extension: Many types of fixed-income instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a fixed-income instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the
Portfolio to a lower rate of return upon reinvestment of principal. Also, if a fixed-income instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a fixed-income instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment.
This may negatively affect performance, as the value of the fixed-income instrument decreases when principal payments are made later than expected. Additionally, the
Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
	✔	✔
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
	✔	✔
Restricted Securities: Securities that are not registered for sale to the public under the Securities Act of 1933, as amended, are referred to as “restricted securities.”
These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets, and often, these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
	✔	✔
Securities Lending: Securities lending involves two primary risks: “investment risk”
and “borrower default risk.” When lending securities, the Portfolio will receive cash or
U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage.
The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
✔
Special Situations: A “special situation” arises when, in a manager’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations investments often involve much greater risk than is inherent in ordinary investments.
Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
✔
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
✔
What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The terms of the New Sub-Advisory Agreement are not materially different from the terms of the Prior Sub-Advisory Agreement, except as described below.
Fees. The Investment Adviser and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. For the fiscal year ended December 31, 2023, the Investment Adviser paid $2,367,221 in sub-advisory fees to Invesco.
The New Sub-Advisory Agreement explicitly provides that Voya IM enjoys the rights of a third party beneficiary under the Investment Management Agreement between the Investment Adviser and the Registrant. In particular, if the investment management fee received by the Investment Adviser under the Investment Management Agreement is insufficient to cover Voya IM's fee under the New Sub-Advisory Agreement, then Voya IM may enforce against the Registrant any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Investment Adviser will take all steps appropriate under the circumstances to collect the amount due from the Registrant.
Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate Invesco and Voya IM to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestments of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest.
Limitation of Liability. The Prior Sub-Advisory Agreement provides that neither Invesco nor any of its directors, officers, employees or agents shall be liable to the Investment Adviser or the Registrant for any loss or expense suffered by the Investment Adviser or the Registrant resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to the Investment Adviser or the Registrant resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, Invesco’s duties under the agreement. The Prior Sub-Advisory Agreement further provides that neither Invesco nor any of its agents shall be liable to the Investment Adviser or the Registrant for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Registrant in failing to observe the instructions of the Investment Adviser, provided such action or inaction of such other service providers to the Registrant is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of Invesco under the agreement.
The New Sub-Advisory Agreement provides that Voya IM, any affiliated person of Voya IM, and each person, if any, who controls Voya IM (a) shall not be liable for any act or omission respecting any series of the Registrant that is not subject to such agreement, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Voya IM’s duties, or by reason of reckless disregard of Voya IM’s obligations and duties under the agreement.

The New Sub-Advisory Agreement also provides for mutual indemnification by the Investment Adviser and Voya IM for losses, claims, damages, liabilities or litigation, subject to certain conditions set forth in the New Sub-Advisory Agreement.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board, or (2) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), and provided that such continuance is also approved by the vote of a majority of the Board who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of the Portfolio or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained a substantially similar provision with respect to the term and continuance of the Prior Sub-Advisory Agreement.
Termination. The New Sub-Advisory Agreement may be terminated: (i) by the Investment Adviser at any time, upon sixty (60) days’ written notice to Voya IM and the Portfolio, (ii) at any time without payment of any penalty by the Portfolio, the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to the Investment Adviser and Voya IM, or (iii) by Voya IM upon three (3) months’ written notice unless the Portfolio or the Investment Adviser requests additional time to find a replacement for Voya IM, in which case Voya IM shall allow the additional time requested by the Portfolio or Investment Adviser, not to exceed three (3) additional months beyond the initial three-month notice period; provided, however that Voya IM may terminate the New Sub-Advisory Agreement at any time without penalty, effective upon written notice to the Investment Adviser and the Portfolio, in the event either Voya IM (acting in good faith) or the Investment Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Portfolio, or in the event the Investment Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the agreement, or in the event that Voya IM does not receive compensation for its services from the Investment Adviser or the Portfolio as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination.
The Prior Sub-Advisory Agreement with Invesco was last approved by the Board on November 14, 2023 to ensure continuity of service by Invesco through November 28, 2023, the effective date of the New Sub-Advisory Agreement. Pursuant to the terms of an exemptive order from the SEC that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, the Prior Sub-Advisory Agreement was not required to be approved by the Portfolio’s shareholders.
What factors did the Board consider?
Section 15(c) of the 1940 Act, provides that an investment company, such as the Registrant, on behalf of the Portfolio, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of the Registrant, as such term is defined in the 1940 Act (“Independent Directors”), approve the new arrangement. The Portfolio had been sub-advised by Invesco since May 24, 2019. At the meeting of the Board that was held on September 21, 2023, the Board, including a majority of the Independent Directors, considered a proposal by management and determined to: (1) appoint Voya IM as a sub-adviser to the Portfolio to replace Invesco; and (2) approve the New Sub-Advisory Agreement between the Investment Adviser and Voya IM under which Voya IM would serve as the sub-adviser to the Portfolio. Pursuant to the terms of an exemptive order from the SEC that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, the New Sub-Advisory Agreement was not required to be approved by the Portfolio's shareholders.
In determining whether to approve the New Sub-Advisory Agreement with Voya IM with respect to the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before the Investment Review Committees at their September 20, 2023 joint meeting; (2) memoranda and related materials provided to the Board in advance of its September 21, 2023 meeting discussing: (a) the Investment Adviser’s rationale for recommending that Voya IM be added as a sub-adviser to the Portfolio, including the Investment Adviser’s view that adding Voya IM would provide the Portfolio with opportunities for improved long-term performance and improved risk-adjusted metrics; (b) the performance of the new sub-advisory team in managing its global large/mid core strategy with such performance being compared against a relevant benchmark index; and (c) Voya IM’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the projected net expense ratio of the Portfolio reflecting the addition of Voya IM as a sub-adviser; (4) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Directors; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage Voya IM, the Board, including a majority of the Independent Directors, considered a number of factors including, but not limited to, the following: (1) the Investment Adviser’s view with respect to the strength and reputation of Voya IM in managing its global large/mid core investment strategy; (2) the nature and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (5) the sub-advisory fee rate payable by the Investment Adviser to Voya IM; (6) the fixed management fee waiver arrangement; (7) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of Voya IM in light of the Portfolio’s newly approved principal investment strategies and its investment objective and investor base; and (9) Voya IM’s Code of Ethics and related procedures for complying with that Code, which were previously reviewed by the Board.

After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as a sub-adviser to the Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Investment Adviser to Voya IM is reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open-and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc., whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2023, Voya Investments managed approximately $73.5 billion in assets.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers of the Portfolio that are employees of the Investment Adviser. Please see Appendix E for the amount of advisory fees paid by the Portfolio to the Investment Adviser for the past three fiscal years.
Voya Investments Distributor, LLC (the “Distributor”)
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
Who pays for this Information Statement?
The Investment Adviser, or its affiliates, will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $4,000.
How many shares were outstanding as of the Record Date?
As of November 28, 2023, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
ADV	7,091,735.278
I	7,696,833.499
S	52,818,322.760
S2	161,572.077
Total	67,768,463.614
Appendix D lists the persons that, as of November 28, 2023, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares. To the best of the Portfolio’s knowledge, as of November 28, 2023, no Director or officer owned 1% or more of any class of the outstanding shares of the Portfolio. To the best of the Portfolio’s knowledge, as of November 28, 2023, none of the Independent Directors nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Title
Andy Simonoff – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
James M. Fink – Managing Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Erica McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Executive Officers of Voya Investment Management Co. LLC
Name and Title
Huey Falgout, Jr. – Managing Director and Secretary
Eric Banta – Senior Vice President and Assistant Secretary
Patti Boss – Senior Vice President and Assistant Secretary
Kate Ippen – Senior Vice President and Assistant Secretary
Marie Picard – Senior Vice President and Assistant Secretary
Jeremy Derman – Vice President and Assistant Secretary
Craig Foster - Vice President and Assistant Secretary
Lindy Freitag - Vice President and Assistant Secretary
Terri Maxwell - Vice President and Assistant Secretary
Ryan McParland - Vice President and Assistant Secretary
Niccole Peck – Vice President and Assistant Treasurer

APPENDIX B: SUB-ADVISORY AGREEMENT
AGREEMENT, effective as of May 1, 2017, Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Voya Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, Voya Partners, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;
WHEREAS, the Company is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Company may offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2017 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Manager to render advisory and management services with respect to certain of the Company’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Company, and the Sub-Adviser is willing to furnish such services to the Company and the Manager.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.
Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Company set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Company designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.
Sub-Adviser Duties. Subject to the supervision of the Company’s Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)
The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Company’s Board of Directors of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Company filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)
The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.
(ii)
The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Company solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(iii)
In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.
(iv)
The Sub-Adviser will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)
The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)
The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)
The Sub-Adviser will make available to the Company and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.
(c)
The Sub-Adviser will provide reports to the Company’s Board of Directors for consideration at meetings of the Board of Directors on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Company’s Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.
(d)
With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Company, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.
3.
Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Company, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered. Subject to such policies as the Company’s Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Company’s Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.
Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.
Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Company fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Company any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Company.
7.
Marketing Materials.
(a)
During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
(b)
During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.
Compliance.
(a)
The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors may adopt, including any written compliance procedures.
(b)
The Sub-Adviser agrees that it shall promptly notify the Manager and the Company: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Company promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Company (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)
The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Company; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.
Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.
10.
Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Company. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Company and actions of the Company, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Company or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Company.
11.
Non-Exclusivity. The services of the Sub-Adviser to the Series and the Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
12.
Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Company’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
13.
Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
14.
Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Company that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
15.
Indemnification.
(a)
The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Company or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Company or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)
Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Company or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company, or any affiliated person of the Manager or Company by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)
The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)
The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.
16.
Duration and Termination.
(a)
With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2017. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Directors of the Company; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Company’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Directors of the Company; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Company; (2) at any time without payment of any penalty by the Company, by the Company’s Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Company or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Company or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Company, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Company as required by the terms of this Agreement.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)
Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Company:
Voya Partners, Inc.
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
Attention: Kimberly A. Anderson

If to the Sub-Adviser:
Voya Investment Management Co. LLC
One Orange Way, C1-N
Windsor, CT 06095
Attention: Christopher Kurtz

With a copy to:
Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Attention: Gerald Lins
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Michael J. Roland
17.
Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law..
18.
Miscellaneous.
(a)
This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)
The Manager and the Sub-Adviser acknowledge that the Company enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.
(c)
The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)
To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)
Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)
This Agreement may be executed in counterparts.
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APPENDIX C: OFFICERS OF THE PORTFOLIO
Name and Title of each Officer of the Portfolio
Andy Simonoff – President and Chief Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
James M. Fink – Executive Vice President
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Andrew K. Schlueter – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Robert Terris – Senior Vice President
Fred Bedoya – Vice President, Principal Accounting Officer and Treasurer
Robyn L. Ichilov – Vice President
Jason Kadavy – Vice President
Erica McKenna – Vice President
Craig Wheeler – Vice President
Nicholas C.D. Ward – Assistant Vice President and Assistant Secretary
Gizachew Wubishet – Assistant Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of November 28, 2023.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	91.4%; Class A Beneficial	9.6%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	7.9%; Class A 19.9%; Class S 81.5%; Class I 100%; Class S2 Beneficial	66.8%
Venerable Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	73.9%; Class S Beneficial	8.4%
Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	9.6%; Class I Beneficial	7.5%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.
December 31, 2023	December 31, 2022	December 31, 2021
$7,942,506	$8,596,795	$12,063,851